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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2001



                                   UBICS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-23239                 34-1744587
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


                              333 TECHNOLOGY DRIVE
                                    SUITE 210
                         CANONSBURG, PENNSYLVANIA 15317
                    (Address of principal executive offices)


                                 (724) 746-6001
              (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS.

         On July 25, 2001, we received a letter from The Nasdaq Stock Market, Inc. notifying us that our common stock has failed to meet the Nasdaq National Market continued listing requirement for minimum market value of public float. We issued a press release on August 1, 2001, announcing our receipt of the letter from The Nasdaq Stock Market. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)   Exhibits

                        Exhibit 99.1     Press release, dated August 1, 2001




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UBICS, INC.


Date: August 7, 2001                  By: /s/ Neil M. Ebner
                                         ---------------------------------------
                                         Neil M. Ebner
                                         Vice President, Finance and
                                          Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit Number             Description
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99.1                       Press Release, Dated August 1, 2001
























































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